                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 31, 2000


                               LAKES GAMING, INC.
             (Exact name of registrant as specified in its charter)


   MINNESOTA                      0-24993               41-1913991
(State or other          (Commission File Number)      (IRS Employer
jurisdiction of                                        Identification No.)
incorporation)

130 CHESHIRE LANE, MINNETONKA, MINNESOTA                55305
(Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (612) 449-9092


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         The Press Release dated July 31, 2000 issued by the Registrant has been filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

99.1     Press Release dated July 31, 2000.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                LAKES GAMING, INC.
                                (Registrant)



Date: August 4, 2000            By:  /s/Timothy J. Cope
                                     ----------------------------------------
                                Name:  Timothy J. Cope
                                Title: Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION
-----------                -----------
99.1                       Press Release dated July 31, 2000.








                                      -3-